Changes in accounting standards	12 Months Ended
Dec. 31, 2020
Text block [abstract]
Changes in accounting standards
4.	Changes in accounting standards
Replacement of LIBOR and other interbank offered rates (IBORs)
– International Accounting Standards Board (IASB) has issued amendments to IAS 39, IFRS 7 and IFRS 9 that address the replacement of the London Interbank Offered Rate (LIBOR) and other interbank offered rates (IBORs). The reform of benchmark interest rates is divided into two phases:

1)
Phase 1 (effective from 1 January 2020) – considers temporary reliefs in the period before the reform to specific hedge accounting requirements to hedging relationships directly affected by the replacement of one benchmark rate with an alternative one.

2)
Phase 2 (effective from 1 January 2021) – addresses replacement issues, including changes to contractual cash flows and hedge relationships as a result of the replacement of one benchmark rate with an alternative one.

As of December 31, 2020, the Company
had
relevant transactions indexed to LIBOR, considering the
pre-replacement
period for IBOR reform, the Company has adopted temporary reliefs from Phase 1 to the non-replacement
of the rates during this period, for the purpose of analyzing the economic relationship of its hedge accounting structures, as well as for its prospective assessment of effectiveness, which did not provide significant impacts on hedge relationships. The Company is revising its contracts and has no expectations of material impacts related to this replacement.
New accounting standards and interpretations have been published or are in the process of being amended and will be effective in the coming years, however they were not cited, as, according to the Company’s assessment, no material impact arising from their application is expected.